Exhibit 99.1
Dated: August 18, 2014 Old National Bancorp Investment Thesis Financial Data as of 6-30-14
Investment Thesis Executive Summary Slides 2 to 17 Financial Data as of 6-30-14 Dated: August 18, 2014 Old National Bancorp
Additional Information for Shareholders of Founders Financial Corporation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Old National Bancorp ("Old National") will file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 that will include a Proxy Statement of Founders Financial Corporation ("Founders") and a Prospectus of Old National, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Old National, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Old National at www.oldnational.com under the tab "Investor Relations" and then under the heading "Financial Information." Old National and Founders and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Founders in connection with the proposed merger. Information about the directors and executive officers of Old National is set forth in the proxy statement for Old National's 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.
Additional Information for Shareholders of LSB Financial Corp. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Old National Bancorp ("Old National") has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 (Registration Statement No. 333-197258) that includes a preliminary Proxy Statement of LSB Financial Corp. ("LSB") and a preliminary Prospectus of Old National, as well as other relevant documents concerning the proposed transaction. The SEC declared the Form S-4 Registration Statement effective on July 23, 2014. A definitive Proxy Statement/Prospectus will be mailed to shareholders of LSB. Shareholders are urged to read the Registration Statement and the definitive Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the definitive Proxy Statement/Prospectus (when available), as well as other filings containing information about Old National and LSB, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents (when available), free of charge, from Old National at www.oldnational.com under the tab "Investor Relations" and then under the heading "Financial Information" or from LSB by accessing LSB's website at www.lsbank.com under the tab "About" and then under the heading "Investor Relations." Old National and LSB and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LSB in connection with the proposed merger. Information about the directors and executive officers of Old National is set forth in the proxy statement for Old National's 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2014. Information about the directors and executive officers of LSB is set forth in the proxy statement for LSB's 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.
Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the expected timing, completion, financial benefits and other effects of Old National's proposed mergers with United Bancorp, Inc. ("United"), LSB Financial Corp. ("LSB") and Founders Financial Corp. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the proposed mergers might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; the requisite shareholder and regulatory approvals for the proposed mergers with LSB and Founders might not be obtained; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's businesses; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plans (including its pending acquisitions of LSB and Founders); changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; other matters discussed in this presentation and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.
Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Snapshot of Old National

Summary Overview

Headquarters	Evansville, IN
Market Cap (millions)	$ 1,514
2014E P / E [1]	14.0 x
P / TBV [1]	167%
Dividend Yield	3.3 %
LTM Average Daily Volume	575,458
Total Assets	$ 10,388
Trust Assets Under Management	$ 6,537
Total Deposits	$ 7,555
ROAA	0.75 %

Company Description

- Largest financial services bank holding company headquartered in Indiana with a presence throughout Indiana, Western Kentucky, Southern Illinois and Southwest Michigan
  - 191 financial centers[1]
  - 192 ATMs[1]
- Focused on community banking with a full suite of product offerings:
  - Retail and small business
  - Wealth management
  - Leasing
  - Investment services
  - Capital markets
  - Insurance
- Guided by three strategic imperatives
  - Strengthen the risk profile
  - Enhance management discipline
  - Achieve consistent quality earnings

Asset Mix



Covered Loans 1.7%
Other 13.3%
Investments 33.3%
Residential Real Estate Loans 13.7%
Consumer Loans 10.5%
Commercial Loans 14.4%
Commercial Real Estate Loans 13.1%

Liability Breakdown



Money Market 4.7%
Other 2.1%
Borrowed Funds 15.0%
Other Time 10.8%
NOW & Savings 44.0%
Demand Deposits 23.4%

Revenue Breakdown



Investment Product Fees 3.4%
Other 7.0%
Change in IA (8.6%)
Insurance 8.0%
ATM Fees 5.3%
Service Charges 9.7%
Net Interest Income 69.1%
Wealth Management 6.1%

Source: SNL Financial, Company filings, FactSet Estimates
Note: Market data as of August 12, 2014; financial information as of June 30, 2014.
[1] Pro forma for closed UBMI acquisition.

$ in millions, except noted

7
Attractive footprint that offers both leading share in mature markets and room to expand in higher growth markets Consistent financial performance with distinct revenue streams and improving efficiency Diverse loan portfolio with growth accelerating while maintaining strong credit metrics Disciplined acquisitions that are exceeding expectations with robust future opportunities Steward of capital - organic growth, dividend / share repurchases, and acquisitions Achieving strategic imperatives Investment Thesis
Commitment to Excellence Commitment to Excellence
Our Indiana Footprint Economic Vital Signs Economic Vital Signs Strong Stable or Mixed Decline Sources: US Bureau of Labor Statistics, US Dept. of Labor, Stats Indiana, Indiana Association of Realtors, Yahoo Finance, IN Dept. of Revenue
Our Michigan Footprint Projected 2019 Median Household Income Ann Arbor, Michigan (MSA Population: 354,530) Highest median household income MSA in Michigan May 2014 unemployment rate of 5.3%, compared to the national rate of 6.3% Listed in Forbes' 2013 "Best Places for Business and Careers" and was Livability.com's 13th "Best Place to Live" Kalamazoo, Michigan (MSA Population: 332,269) Popular area for healthcare and pharmaceutical organizations, with major companies such as Pfizer, Perrigo and Stryker housing large operations May 2014 unemployment rate of 6.3% equivalent to the national rate of 6.3% Projected 2014-2019 Median HHI Growth Grand Rapids, Michigan (MSA Population: 1,017,542)2 Home to five of the world's leading office furniture companies. May 2014 unemployment rate of 5.4%, compared to the national rate of 6.3% Source: SNL Financial and Bureau of Labor Statistics as of August 2014 Crain's Detroit Business, article published July 16, 2014 Assuming completion of acquisition of Founders in first half of 2015 Michigan named "most improved" in ranking of pro-business states in 2014 by the American Economic Institute (improved from 39th to 18th)1
Indiana's Economic Achievements "AAA" Credit Rating - Fitch, Moody's and Standard and Poor's1 3rd Best U.S. State for Manufacturing Jobs2 6th Best State for Business - CEO Magazine3 280 new manufacturing jobs created - Berry Plastics, Evansville, Indiana4 200 new jobs created - General Electric, Lafayette, Indiana5 Sources: December 2013 June 2013; National Association of Manufacturers May 2014 January 2014 press release of Berry Plastics March 2014 press release of General Electric
Executing the Plan - 2Q14 Highlights Continued execution of our M&A strategy of adding higher-growth markets Fort Wayne, IN - Tower acquisition closed and fully converted Ann Arbor, MI - United Bancorp, Inc. acquisition closed July 31, 2014 Lafayette, IN - Announced pending acquisition of LSB Financial Corp. Grand Rapids, MI - Announced pending acquisition of Founders Financial Corp. Continue to Grow Core Revenue Organic loan growth of $139.6 million1, or 11.4% annualized, over 1Q14 and growth of $214.0 million1, or 4.0%, from 2Q13 Total revenue growth2 of 4.1% from 2Q13 Organic growth in Banking, Wealth Management and Insurance Reduce Operating Expenses Transform the Franchise Into Higher- Growth Markets Operational expenses3 declined $.5 million from 2Q13 1 Excluding change in FDIC covered loans, loans acquired in acquisitions and loans sold 2 Excluding changes in securities gains, accretion income and amortization of the indemnification asset 3 Refer to appendix for definition of operational expenses
2Q14 Financials Net income of $18.8 million or $.18 per share Included in 2Q14 are the following items $6.3 million in pre-tax merger and integration charges $10.5 million unfavorable pre-tax change in indemnification asset $.8 million pre-tax in other expense items $1.0 million unfavorable income tax adjustment
Fee-Based Business Revenue $ in millions Net of change in FDIC indemnification asset Assets under management as of June 30, 2014 of $6.5 billion 1 1 2 YTD June 30, 2014, Old National's noninterest income1 as a percent of total revenue1 was 36.9%
Net Charge-Offs / Provision $ in millions 1 Excludes FDIC-covered loans
$ in millions 1Loans less those acquired through the Tower Financial transaction Credit Quality - Excluding Covered Loans
Dated: August 18, 2014 Old National Bancorp Investment Thesis Financial Data as of 6-30-14
Strategic Imperatives Scorecard 1 2 3 Executing the Plan 1H2014 Financials
Adjusted Income1 - Strong Growth $ in millions 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Adjusted income represents income before taxes less accretion income, change in indemnification assets, merger/integration expenses and costs associated with branch divestitures CAGR of 14.1% from 2011 to 2013 CAGR of 13.4% from 2011 to 1H2014
Net Interest Margin1 1 Fully taxable equivalent basis, non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 ONB Core includes contractual interest income of Monroe, Integra and IN Community loans N/A - Not applicable 2 N/A N/A
Loan Growth - Excluding Covered Loans End of period balances - $ in millions
Commercial Loans $ in millions 2007-2008 Average 2.6%
Loan Concentrations - Excluding Covered Loans At 6-30-14 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio Diversified Commercial Loan Portfolio (CHART)
Credit Quality - Excluding Covered Loans See Appendix for definition of Peer Group 1As a % of end of period total loans Peer Group data per SNL Financial
Credit Quality - ALLL and Mark Summary $ in millions 1 Non-GAAP financial measure which Management believes useful to demonstrate that the remaining discount considers credit risk and should be included as part of total coverage N/A = not applicable
Conservative Lending Limits/Risk Grades Conservative Lending Limits/Risk Grades In-house lending limits conservative relative to ONB's legal lending limit at 6-30-14 of $120.7 million per borrower 1Includes entire relationship with borrower Borrower1 Asset Quality Rating (Risk Grades) 8 - Classified (Problem) 9 - Nonaccrual
Investment Portfolio Purchases 2Q141 1 Data as of June 30, 2014
CD Maturity Schedule Represents CD maturities at June 30, 2014
Tangible Common Book Value1 Acquisition Of Integra Bank From FDIC 7-29-11 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Acquired IN Community Bancorp 9-15-12 Acquired Bank of America Branches 7-12-13 Acquired Tower Financial Corporation 4-25-14 Originally estimated TBV at Tower close of $7.68
Capital Ratios See Appendix for definition of Peer Group Peer Group financials as of June 30 2014 or MRQ per SNL Financial $ in millions 1See Appendix for Non-GAAP reconciliation
Interest Rate Curves
Interest Rate Sensitivity Change in Net Interest Income1 Interest Rate Sensitivity 1 Comparisons from flat rates, which assume stable rates and a stable balance sheet. These scenarios do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet.
Total Revenue - Increasing Core Revenues $ in millions Growth of $4.5 million, or 4.1%, 2Q13 to 2Q14 in core revenue
32.9% increase in total assets with a corresponding 2.0% decrease in FTE FTE and Asset Change $ in millions 1,2 3 4

Transforming Old National's Landscape



Consolidation of 5 branches
Sold non-strategic market – Clarksville, TN – 5 branches
Consolidation of 2 branches
Acquired St. Joseph Capital – Entry into Northern IN market February, 2007
Consolidation of 1 branch
Consolidation of 10 branches
Acquired Monroe Bancorp – Enhanced Bloomington, IN presence January, 2011
Sold non-strategic market – Chicago-area - 4 branches
Acquired IN Community – Entry into Columbus, IN September, 2012
Sold 12 branches
Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014
Pending acquisition of United Bancorp., Inc.– Entry into Ann Arbor, MI
Pending acquisition of LSB Financial Corp.– Enhancing Lafayette, IN presence
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Returned to community bank model
Sold non-strategic market – O'Fallon, IL – 1 branch
Consolidation of 8 branches
Acquired 65 Charter One branches throughout Indiana March, 2009
Consolidation of 12 branches
Consolidation of 44 branches
FDIC-assisted acquisition of Integra Bank July, 2011
Consolidation of 21 branches
Acquired 24 MI / IN branches July, 2013
Consolidation of 22 branches
Consolidation of 3 branches
Pending acquisition of Founders Financial Corporation– Entry into Grand Rapids, MI

Acquired 200 + 9 pending | Sold 22 | Consolidated 128

36

Represents MSAs with more than 15,000 households in IN,KY,IL, southern MI, Cincinnati and St. Louis. MSA quartile rankings weighted as follows: 25% number of households, 20% median HH income, 10% unemployment, 10% median HH income 5-year growth, 10% population 5-year growth, 10% deposits/branch ratio and 15% households/branch ratio. Strategy Process Emerging Trends Focus on community banks with strong client relationships and deposit franchises Mid-sized markets within or near existing franchise with above average growth rates Must pass rigorous due diligence process Must align both strategically and culturally Must meet/exceed financial targets Must enhance Old National's mission of being a true "community bank" M&A - Partnerships Rising M&A competition is increasing price multiples Resurgence of MOEs giving potential targets an alternative to selling Cash deals becoming more in favor by targets Legend ONB 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile
Shifting to higher-growth markets from lower-growth markets Entry and fill-in of existing higher-growth markets through strategic acquisitions Acquired 200 branches + 9 pending Sale or consolidations in lower-growth, non-core markets Consolidated 128 branches Sold 22 branches 38 Old National's Landscape
$ in millions N/A equals not applicable (1) Based on end of quarter assets immediately preceding announcement date Completed and Pending Acquisitions
Committed to Strong Corporate Governance Stock ownership guidelines have been established for named executive officers as follows: As of June 30, 2014, each named executive officer has met their stock ownership requirement requirement requirement requirement requirement requirement requirement requirement requirement requirement requirement
Executive Compensation Tied to long term shareholder value: Long Term Incentive Plan (CFO,CBA, CCO, Chief Legal Counsel) Long Term Incentive Plan (CFO,CBA, CCO, Chief Legal Counsel) Performance Measure Weight Performance-based-TSR 75% Service-based 25% Short Term Incentive Plan (CBA, CCO) Short Term Incentive Plan (CBA, CCO) Performance Measure Weight Corporate Net Income 20% Banking Budgeted Margin 50% Net Charge-Off Ratio 15% Efficiency Ratio 15% Long Term Incentive Plan (CEO) Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based-TSR 100%
Old National Bancorp Appendix
Noninterest Income $ in millions
$ in millions Noninterest Expense *Other Expenses include: In 2Q13, $1.3 million impairment on property held for sale, $.6 million for the BSA/AML project, a $.5 million litigation settlement, $.3 million for ATM/branch optimization, $.3 million for debt extinguishment charges, a $2.1 million reversal of provision for unfunded commitments and a $1.3 million refund of FDIC assessment. In 1Q14, $2.3 million real estate tax refund and $.4 million in professional fees related to the real estate tax refund In 2Q14, $.4 million in accelerated retirement expenses and $.4 million in state tax receivable write-off 2Q14 operational expenses include $.8 million in annual merit increases Anticipated acquisition costs in 3Q14 of $3 million to $5 million ($1.9) ($0.4)
Non-GAAP Reconciliations $ in millions
Non-GAAP Reconciliations $ in millions
Non-GAAP Reconciliations $ in millions
Non-GAAP Reconciliations $ in thousands
ONB's Peer Group ONB's Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB
Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com